Exhibit 10.4(ii)

JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder” or the “Agreement”), dated as of January 23, 2012, by and among Spencer Trask Ventures, Inc., a Delaware corporation, and a registered broker-dealer and member of the Financial Industry Regulatory Authority (“STV”), Organovo, Inc., a Delaware corporation (“Organovo”), and Organovo Holdings, Inc., a Nevada corporation (“Pubco”).  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Placement Agency Agreement (as defined below).

WHEREAS, STV and Organovo entered into a Placement Agency Agreement, dated as of December 1, 2011 (the “Placement Agency Agreement”), a copy of which is attached hereto as Exhibit A, and whereas it is a condition of the transactions set forth therein that Pubco become a party thereto and that Pubco agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.           Agreement to be Bound.  Pubco hereby agrees that upon execution of this Joinder, it shall become a party to the Placement Agency Agreement and shall be fully bound by, and subject to, all of the representations, warranties, covenants (including, without limitation, indemnification obligations) and the other terms and conditions that are applicable to Pubco as stated therein.  In addition, in accordance with the terms of the Placement Agency Agreement, Pubco hereby incorporates by reference for the benefit of STV representations and warranties contained in Article III, and its covenants contained in Article IV, of the Merger Agreement, in each case with the same force and effect as if specifically set forth herein.

2.           Successors and Assigns.  This Joinder shall be binding upon and enforceable by STV, Organovo and Pubco and their respective successors, heirs and assigns.

3.           Counterparts.  This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4.           Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to choice of law provisions thereof).

IN WITNESS WHEREOF, the undersigned hereby executes the Joinder Agreement.

ORGANOVO HOLDINGS, INC.

By:	/s/ Deborah Lovig
Name: Deborah Lovig
Title: President and CEO

ACCEPTED AND AGREED TO
this 23rd day of January, 2012

ORGANOVO, INC.

By:	/s/ Keith Murphy
Keith Murphy
President & Chief Executive Officer

SPENCER TRASK VENTURES, INC.

By:	/s/ John Heidenreich
John Heidenreich
President